UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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UNITED STATES ANTIMONY CORPORATION
(Name of Registrant as Specified in Its Charter)

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UNITED STATES ANTIMONY CORPORATION P.O. Box 643, Thompson Falls, Montana 59873 October 10, 2017

Dear Shareholder:

You are cordially invited to attend the 2017 annual meeting of shareholders of United States Antimony Corporation.  The meeting will be held at the Rimrock Lodge, 6 Rimrock Lane, Thompson Falls, Montana, on Saturday, December 9, 2017, at 12:00 p.m., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting.

During the meeting, we will also report on our operations.  Directors and officers of United States Antimony Corporation will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented, whether or not you attend the annual meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to promptly vote.  You may vote your shares by completing and mailing the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously submitted your proxy. Also, described in the accompanying proxy information is important information on how you can vote online.

We look forward to seeing you at the meeting.

Sincerely,

John C. Lawrence
Chairman and President

UNITED STATES ANTIMONY CORPORATION
___________________________

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS
_____________________________________

To the Shareholders of United States Antimony Corporation:

The 2017 Annual Meeting of Shareholders of United States Antimony Corporation (USAC or the Company) will be held at the Rimrock Lodge, 6 Rimrock Lane, Thompson Falls, Montana, on Saturday, December 9, 2017 at 12:00 p.m., local time, for the following purposes:

1.
To elect each of the seven directors named in the Proxy Statement for a term of one year.

2.
To ratify the appointment of DeCoria, Maichel & Teague P.S. as USAC’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

3.
To transact any other business that properly comes before the meeting.

Only shareholders of record at the close of business on October 10, 2017, or the Record Date, will be entitled to notice of, and to vote at, the annual meeting. A list of shareholders as of the Record Date, will be available at the annual meeting for inspection by any shareholder. Shareholders will need to register at the annual meeting to attend the annual meeting. If your shares of common stock or preferred stock are not registered in your name, you will need to bring proof of your ownership of those shares at the annual meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common or preferred stock to provide you with a valid proxy card to permit you to vote at the annual meeting. Please bring that documentation with you to the annual meeting.

Your vote is very important. Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will ensure the presence of a quorum at the meeting. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Retention of the proxy is not necessary for admission to or identification at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the annual meeting to be held on December 9, 2017. The proxy statement and 2016 Annual Report on Form 10-K are available at htt://www.usantimony.com.

By Order of the Board of Directors John C. Lawrence Chairman and President
Thompson Falls, Montana October 10, 2017

PROXY STATEMENT
OF
UNITED STATES ANTIMONY CORPORATION

47 Cox Gulch, P.O. Box 643
Thompson Falls, Montana 59873
(406) 827-3523
  ___________________________

2017 ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 9, 2017
  ___________________________

The Board of Directors of United States Antimony Corporation (USAC or the Company) is using this Proxy Statement to solicit proxies from our shareholders for use at the 2017 annual meeting of shareholders. We are first mailing this Proxy Statement and the form of proxy to our shareholders on or about October 10, 2017.
  ___________________________

INFORMATION ABOUT THE 2017 ANNUAL MEETING
  ___________________________

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:                      Saturday, December 9, 2017

Time:                     12:00 p.m., local time

Place:                     Rimrock Lodge, 6 Rimrock Lane, Thompson Falls, Montana

Matters to Be Considered at the Annual Meeting

 At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.
To elect seven named directors each to serve for a one-year term.

Proposal 2.
To ratify the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for 2017.

We also will transact any other business that may properly come before the annual meeting. As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Who is Entitled to Vote?

We have fixed the close of business on October 10, 2017 as the Record Date for shareholders entitled to notice of and to vote at our annual meeting. Only holders of record of USAC’s common stock and preferred stock on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of USAC common stock and each share of preferred stock you own. On the Record Date, the following shares were outstanding and entitled to vote at the annual meeting: (1) 67,394,264 shares of common stock, (2) 177,904 shares of Series C preferred stock, and (3) 1,751,005 shares of Series D preferred stock. The Company’s Series B preferred stock does not have voting rights.

How Do I Vote at the Annual Meeting?

You have several voting options. You may vote by:

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Completing your proxy card over the internet at the following website: http://www.columbiastock.com/voting4;

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Faxing your proxy card to Columbia Stock Transfer at 855-644-3544, Attention Michelle Janshen;

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Emailing your proxy card to Columbia Stock Transfer at michelle@columbiastock.com;

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Downloading or requesting a proxy card (as detailed below), signing your proxy and mailing it to the attention of Alicia Hill, Secretary, at P.O. Box 643, Thompson Falls, Montana 59873;

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Signing and faxing your proxy card to our Secretary for proxy voting to 406-827-3543; or

●
Attending the annual meeting and voting in person.

Proxies are solicited to provide all shareholders of record on the Record Date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of USAC common stock and/or preferred stock are held in your name. If you are a beneficial owner of USAC common stock or preferred stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of USAC common stock and preferred stock can only be voted if the shareholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a shareholder of record.

Shares of USAC common stock and preferred stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of our seven named director nominees and "FOR" ratification of the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for 2017. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock or preferred stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of USAC common stock and preferred stock entitled to vote at the annual meeting as of the Record Date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 120 days or more. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of a plurality of outstanding shares entitled to vote present in person or by proxy at the annual meeting. Pursuant to our Bylaws and Montana law, shareholders are permitted to cumulate their votes for the election of directors. Under cumulative voting, each holder of voting stock has a number of votes that is equal to the number of shares of voting stock he or she owns multiplied by the number of directors to be elected. The holder may cast all of those votes for one nominee or distribute them among all or less than all of the nominees as the shareholder sees fit. Since seven directors are to be elected at the meeting, the total votes which may be cast in the election of directors is calculated as follows:

Number of shares of voting stock owned by you [___] x 7 (number of directors to be elected) = total votes. Shareholders may allocate their votes among the seven nominees described below. Votes may be cast for or withheld from each nominee.

Vote Required to Approve Proposal 2: Ratification of the Selection of the Independent Auditor

Ratification of the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for the fiscal year ending December 31, 2017 requires the affirmative vote of a majority of the outstanding shares entitled to vote present in person or by proxy at the annual meeting. Abstentions will have the same effect as a vote against the proposal.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

   ●
submitting a new proxy with a later date;

   ●
notifying the Secretary of USAC in writing before the annual meeting that you have revoked your proxy; or

   ●
voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in “street name,” you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

How can I obtain a copy of the 2016 Annual Report on Form 10-K?

The Company’s 2016 Annual Report on Form 10-K, including financial statements, is available on the internet with this Proxy Statement at http://www.usantimony.com. The Form is also available through the SEC’s website at http://www.sec.gov.

At the written request of any shareholder who owns shares on the Record Date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s 2016 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested the Company will provide copies of the exhibits for a reasonable fee.
  ___________________________

PROPOSAL 1 – ELECTION OF DIRECTORS
  ___________________________

What is the current compensation of the Board?

Our Board of Directors currently consists of seven members.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next annual meeting.

Who is standing for election this year?

The Board of Directors has nominated the following seven current Board Members for election at the 2017 annual meeting, to hold office until the 2018 annual meeting:

  ●
John C. Lawrence

  ●
Gary D. Babbitt

  ●
Hartmut W. Baitis

  ●
Russell C. Lawrence

  ●
Whitney H. Ferer

  ●
Jeffrey D. Wright

  ●
Craig W. Thomas

What if a nominee is unable or unwilling to serve?

All of our nominees currently serve as USAC directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

How are nominees elected?

Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of a plurality of outstanding shares entitled to vote present in person or by proxy at the annual meeting. Pursuant to our Bylaws and Montana law, shareholders are permitted to cumulate their votes for the election of directors.

Board Recommendation

The Board recommends a vote FOR each of the seven named nominees. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the election of all nominees.
  ___________________________

INFORMATION ON THE BOARD OF DIRECTORS
  ___________________________

The following table sets forth certain information with respect to current directors. The term for each director expires at our next annual meeting or until his or her successor is appointed and qualified. The ages of the directors are shown as of December 31, 2016.

Name	Age	Affiliation	Expiration of Term

John C. Lawrence	78	Chairman, President,	2018 annual meeting
		and Director

Gary D. Babbitt	71	Director	2018 annual meeting

Hartmut W. Baitis	67	Director	2018 annual meeting

Russell C. Lawrence	48	Director	2018 annual meeting

Whitney H. Ferer	58	Director	2018 annual meeting

Jeffrey D. Wright	47	Director	2018 annual meeting

Craig W. Thomas	42	Director	2018 annual meeting

Set forth below is the present principal occupation and other business experience during the last five years of each of the seven nominees for election.

John C. Lawrence.  Mr. Lawrence has been the president and a director since the Company’s inception.  Mr. Lawrence was the president and a director of AGAU Mines, Inc., our corporate predecessor, since the inception of AGAU Mines, Inc. in 1968.  He is a member of the Society of Mining Engineers and a recipient of the Uuno Sahinen Silver Medallion Award presented by Butte Tech, University of Montana.  He holds a BA degree from Hamilton with course work at the University of Wyoming, an MA degree from the University of Wyoming and has completed all course work and thesis at the University of Utah for a PhD degree. Mr. Lawrence has an extensive background in mining, milling, smelting, chemical processing and oil and gas.

Gary D. Babbitt.  Mr. Babbitt, who joined the Board in 1998, has been involved in the formation of the Company’s Mexican subsidiaries and acquisition of mining concessions and smelter operations in Mexico, and other business relationships of the Company domestically and internationally. He currently serves as secretary/director of USAC’s Mexican Subsidiaries. Prior to becoming a USAC director, he represented mining companies in a variety of transactions and cases for more than 30 years in the Western United States, with an emphasis in mining law and CERCLA. Mr. Babbitt has a B.A. from the Albertson College of Idaho, and earned his J.D. from the University of Chicago.

Hartmut W. Baitis. Mr. Baitis, who joined the Board in 2011, has more than 35 years of experience as an exploration geologist in the U.S., Canada, Central America and Mexico. Since 1995, he has been a consultant to numerous mining companies, and preparing advanced-stage precious metal, base metal and industrial metal evaluations. Mr. Baitis is involved in ownership of several gold and base metal properties and two producing mines. He has a B.S. and a Ph.D. in Geology from the University of Oregon.

Russell C. Lawrence.  Mr. Lawrence, who joined the Board in 2007, has experience in the lines of applied physics, mining, refining, excavation, electricity, electronics, and building contracting.  He graduated from the University of Idaho with a degree in physics in 1994 and worked for the Physics Department at the University of Idaho for a period of 10 years. He has also worked as a building contractor and for USAC at the smelter and laboratory at Thompson Falls, for USAMSA in the construction and operation of the USAMSA smelter in Mexico, and for Antimonio de Mexico, S. A. de C. V. at the San Miguel Mine and the Cadereyta mill site in Mexico. He also serves as vice president/director of USAC’s Mexican Subsidiaries. Mr. Lawrence is the son of John C. Lawrence, the Company’s Chairman and President.

Whitney H. Ferer. Mr. Ferer, who joined the Board in 2012, has worked for 34 years for Aaron Ferer & Sons, or AF&S, headquartered in Omaha, Nebraska, where he is currently the Vice President of Trading and Operations and Vice Chairman of the Board. He previously served as the Vice President of the Lead and Zinc Division of AF&S, and has been involved in the patenting of various processes for the breakdown of plastics and metal recovery.

Jeffrey D. Wright. Mr. Wright, who joined the Board in 2015, most recently was Managing Director Metals & Mining Research for H.C. Wainwright from 2013 to 2015. Prior to that, he held a similar position with Global Hunter Securities commencing in 2011. From 2001 to 2011, Mr. Wright held a variety of investment banking positions with Robertson Stephens, Montgomery & Company and Shoreline Pacific, all based in San Francisco, California. For five years, he served in the U.S. Navy on the USS Carl Vinson, a $5 billion aircraft carrier, and the USS John Young, a $500 million destroyer. Mr. Wright has a B.A. from North Carolina State University and an MBA from the University of Southern California, Marshall School of Business.

Craig W. Thomas. Mr. Thomas, who joined the Board in May 2016, is a professional investor with more than fifteen years of investing experience who has been a portfolio manager at CR Intrinsic Investors and S.A.C. Capital Advisors and an analyst at Goff Moore Strategic Partners and Rainwater, Inc.  He is currently the co-founder of Shareholder Advocates for Value Enhancement and the managing member of various investment partnerships.  Prior to becoming a professional investor, Mr. Thomas was a consultant at The Boston Consulting Group.  Mr. Thomas is currently a director of Full House Resorts, Inc. and has served on several other public company boards where he has experience heading audit, compensation, and nominating and governance committees.  Mr. Thomas earned an A.B. from Stanford University and an M.B.A. from the Graduate School of Business at Stanford University.

Family Relationships

John C. Lawrence is the father of Russell C. Lawrence.

Other Directorships

Other than Mr. Thomas, who is a director of Full House Resorts, Inc., no other director of the Company is a director of an issuer with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended, or the Exchange Act, or which otherwise is required to file periodic reports under the Exchange Act.

Legal Proceedings

The Company is not aware of any material legal proceedings to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

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CORPORATE GOVERNANCE
___________________________

Board of Directors

The Board of Directors conducts its business through Board meetings and through its committees. The current Board is composed of seven directors.

Director Independence

We have seven directors as of the Record Date, including five independent directors as follows:

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Gary D. Babbitt

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Whitney H. Ferer

●
Hartmut W. Baitis

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Jeffrey D. Wright

●
Craig W. Thomas

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE AMERICAN Company Guide.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the year ended December 31, 2016, the Board of Directors held four (4) regular meetings. Each incumbent director, other than Mr. Ferer who missed one regular meeting, attended all of the meetings of the Board in 2016 and meetings of committees on which such person served during this period.

Board members are not required to attend the annual meeting of shareholders.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Alicia Hill, Corporate Secretary, at United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. Our Secretary will forward communications directly to the appropriate Board member(s). If the correspondence is not addressed to a particular member, the communication will be forwarded to at least one Board member in order to bring the matter to the attention of the full Board. Our Secretary will review all communications before forwarding them to the appropriate Board member(s).

Committees and Committee Charters

The Board of Directors has the following standing committees: Executive Committee, Audit Committee, Compensation Committee and Corporate Governance & Nominating Committee. The Audit Committee was established in December 2011, and the Compensation and the Corporate Governance & Nominating Committees were established in 2012.

Executive Committee

The Executive Committee consists of two members, John C. Lawrence and Gary D. Babbitt. During 2016, the Executive Committee met one (1) time.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the requirements of the NYSE AMERICAN. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is composed of four (4) directors each of whom, in the opinion of the Board, is independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE AMERICAN Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE AMERICAN Company Guide): Gary D. Babbitt (Chairman), Whitney H. Ferer, Jeffrey D. Wright and Craig W. Thomas. Mr. Thomas satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and meets the requirements for financial sophistication under the requirements of Section 803B of the NYSE AMERICAN Company Guide.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2016, the Audit Committee met four (4) times. A copy of the Audit Committee charter is available on our website at www.usantimony.com.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board. The Committee has four (4) members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE AMERICAN. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of our financial reporting and internal control, (2) independence and performance of our independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2016 financial statements, the Committee reviewed the 2016 audited financial statements, which appear in the 2016 Annual Report on Form 10-K, with management and our independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114—the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2016. The Committee and the Board have also recommended the selection of DeCoria, Maichel and Teague P.S. as independent auditors for the Company for the fiscal year 2017.

Submitted by the 2016 Audit Committee Members

  ●
Gary D. Babbitt (Chairman)
  ●
Whitney H. Ferer
  ●
Jeffrey D. Wright
  ●
Craig W. Thomas

Compensation Committee

We have a Compensation Committee composed of four (4) directors, each of whom, in the opinion of our Board of Directors, is independent (under Section 803A of the NYSE AMERICAN Company Guide): Gary D. Babbitt (Chairman), Hartmut W. Baitis, Whitney H. Ferer and Jeffrey D. Wright.

We have a Compensation Committee charter that complies with the requirements of the NYSE AMERICAN. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.

In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options, if any. The Compensation Committee has determined that the Company’s compensation policies and practices for its employees generally, not just executive officers, are not reasonably likely to have a material adverse effect on the Company.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation. Due to budgetary constraints, neither the Company nor the Compensation Committee has engaged the services of an external compensation consultant.

During the fiscal year ended December 31, 2016, the Compensation Committee met two (2) times. A copy of the Compensation Committee charter is available on our website at www.usantimony.com.

Corporate Governance and Nominating Committee

We have a Corporate Governance and Nominating Committee composed of three (3) directors, each of whom, in the opinion of our Board of Directors, is independent (under Section 803A of the NYSE AMERICAN Company Guide): Gary D. Babbitt (Chairman), Hartmut W. Baitis and Whitney H. Ferer. We have a Corporate Governance and Nominating Committee charter that complies with the requirements of the NYSE AMERICAN.

Our Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of shareholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has adopted a Director Nominating Process and Policy which sets forth the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time. A copy of the Director Nominating Process and Policy is available on our website at www.usantimony.com.

We do not have a formal policy regarding diversity in the selection of nominees for directors. The Corporate Governance and Nominating Committee does, however, consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, personal and professional skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts. The Corporate Governance and Nominating Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

The Committee will consider recommendations for director nominees made by shareholders and others if these individuals meet the criteria set forth in the Director Nominating Process and Policy. For consideration by the Committee, the nominating shareholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including a detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a shareholder meets the criteria, the individual will be considered on the same basis as other candidates. No shareholder or shareholders holding 5% or more of our outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board.

All of the seven nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance and Nominating Committee and were recommended by our current Board.

During the fiscal year ended December 31, 2016, the Corporate Governance and Nominating Committee met one (1) time. A copy of the Corporate Governance and Nominating Committee charter is available on our website at www.usantimony.com.

Board Leadership Structure

The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our shareholder base, our peer group and other relevant factors. Considering these factors we have determined not to have a separate Chief Executive Officer and Chairman of the Board, and to have John C. Lawrence fill both roles. We have determined that this structure is currently the most appropriate Board leadership structure for us. The Board noted the following factors in reaching its determination:

  ●
The Board acts efficiently and effectively under its current structure.

  ●
A structure of a combined Chief Executive Officer and Chairman of the Board is in the best position to be aware of major issues facing us on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing us to be brought to the Board’s attention.

  ●
This structure eliminates the potential for confusion and duplication of efforts, including among employees.

  ●
 Companies within our peer group utilize similar Board structures.

We do not have a lead independent director. Given the size of the Board, the Board believes that the presence of five independent directors out of the seven directors on the Board, with independent directors sitting on the Board’s committees, is sufficient independent oversight of the Chairman and Chief Executive Officer. The independent directors work well together in the current structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

The Board of Director’s Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk oversight begins with the Board and the Audit Committee. The Audit Committee consists of Mr. Babbitt (Chairman), and Messrs. Ferer, Wright and Thomas, each of whom is an independent director.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as our financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

Additionally, our Corporate Governance and Nominating Committee reviews the risks related to succession planning and the independence of the Board. The Compensation Committee reviews the risks related to our various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board to facilitate proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of the Company are incentivized to take excessive risks that would likely have a material adverse effect on our operations.

___________________________

DIRECTORS’ COMPENSATION
___________________________

Following is a summary of fees, cash payments, stock awards, and other reimbursements to Directors during the year ended December 31, 2016:

Directors Compensation

Name and Principal Position	Fees Earned or paid in Cash	Stock Awards	Total Fees, Awards, and Other Compensation
John C. Lawrence, Chairman		$25,000	$25,000
Gary D. Babbitt, Director	$21,750	$25,000	$46,750
Russell Lawrence, Director		$25,000	$25,000
Hartmut Baitis, Director		$25,000	$25,000
Whitney Ferer, Director		$25,000	$25,000
Jeffrey Wright, Director		$25,000	$25,000
Craig Thomas, Director		$18,750	$18,750
Totals	$21,750	$168,750	$190,500

___________________________

EXECUTIVE COMPENSATION
___________________________

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual compensation for services to the Company for the years ended December 31, 2016, 2015 and 2014 paid by the Company to its executive officers.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Total
John C. Lawrence, President and Chief Executive Officer	2016	$141,000	N/A	$25,000	$166,000
	2015	141,000		25,000	166,000
	2014	141,000		25,000	166,000

John C. Gustavsen, Executive Vice President	2016	$100,000	N/A		$100,000
	2015	100,000			100,000
	2014	100,000			100,000

Russell C. Lawrence, Vice President for Latin America	2016	$110,000	N/A	$25,000	$135,000
	2015	110,000		25,000	135,000
	2014	105,000		25,000	135,000

(1)
These figures represent the fair values, as of the date of issuance, of the annual director's fee payable to John C. Lawrence and Russell C. Lawrence in the form of shares of USAC's common stock.

Compensation for all executive officers, except for the President/CEO position, is recommended to the Compensation Committee of the Board of Directors by the President/CEO. The Compensation Committee makes the recommendation for the compensation of the President/CEO. The full Board approves the compensation amounts recommended by the Compensation Committee. Currently, compensation for executive management includes only base salary and health insurance. The Company does not have annual performance based salary increases, long term performance based cash incentives, deferred compensation, retirement benefits, or disability benefits. For the year ended December 31, 2015, Russell C. Lawrence (VP) received an increase in base compensation of $15,000 annually. The Board of Directors determined that Mr. Lawrence’s compensation for the prior years was not adequate for the duties assigned to him as the Vice President for Latin America, and that a raise was appropriate to compensate him for management of the Company’s Latin American operations.

Two executive officers, the President/CEO and the Vice-President for the Latin American operations, receive restricted stock awards for their services as Board members.

Equity Compensation Awards

The following table sets forth information concerning the outstanding equity awards at December 31, 2016, held by our principal executive officer. There were not any other outstanding equity awards or plan based awards to officers or directors as of December 31, 2016.

Name	Number of Securities Underlying Unexercised Options		Outstanding Equity Awards at Fiscal Year End Number of Securities Underlying Unexercised Unearned Options	Average Exercise Price	Option Exercise Dates
	Exercisable	Unexercisable
	#	#
John C. Lawrence	250,000	0	0	$0.25	None
(Chairman of the Board Of
Directors and Chief Executive
Officer)

Compensation Committee Compensation Discussion and Analysis

This discussion and analysis provides you with an understanding of our executive compensation philosophy, plans and practices, and gives you the context for understanding and evaluating the more specific compensation information contained in the tables and related disclosures set forth above.

United States Antimony Corporation (USAC or the Company) mines and processes zeolite, antimony and precious metals. A wholly owned subsidiary, Bear River Zeolite, operates a zeolite mine and plant near Preston, Idaho. Wholly owned subsidiaries in Mexico operate the Los Juarez antimony mine in the state of Queretaro, Mexico, a mill in Guanajuato, Mexico, an antimony smelter in Coahuila, Mexico, and mines in Guadalapana, Guadalupe, Soyatal and Wadley. The Company’s headquarters, primary smelter and refinery are located in Thompson Falls, Montana.

In analyzing executive compensation the committee recognized the hardship and risk which the CEO, John Lawrence, and the Executive Vice Presidents, John Gustavsen and Russell Lawrence, have faced and continue to endure in working in Mexico. Employment at the management level has been static from 2013 through 2016, both in the Company and in all of its subsidiaries. The Company does not intend to make any changes in management level positions in 2017.

Oversight of the Executive Compensation Program

Role of the Compensation Committee. The Compensation Committee (Committee) reviews and oversees the Company’s compensation programs. The Committee recommends the compensation levels for management level officers. The Compensation Committee also makes recommendations to the Board concerning salary guidelines and reviews compensation matters concerning all other executive officer and director compensation, including salaries, bonuses, stock-based awards and grants, and the terms and conditions of employment contracts.

The Compensation Committee meets annually to consider recommendations to the Board. Typically, the CEO of the Company makes recommendations to the Committee concerning individual salary levels and other compensation for the executives based on his knowledge of the work requirements and their effort and success. The CEO does not make any recommendation concerning his own salary or compensation. The Compensation Committee balances the Company’s compensation levels with the present operational goals and objectives of the Company.

The Compensation Committee is currently comprised of Hart Baitis, Whitney Ferer, Jeffrey Wright, Craig W. Thomas and Gary Babbitt, Chairman. The Compensation Committee did not engage a compensation consultant in either the preparation or review of this report. The Board of Directors fixes director compensation based on the Committee’s recommendations.

Role of Executive Officers

The Chief Executive Officer makes recommendations to the Committee concerning executive officers’ total compensation.

At this time, the Company does not have a qualified or non-qualified stock plan.

The Committee reviews the executive officer recommendations for compensation and exercises its discretion in amending, accepting or modifying the recommendations for compensation.

Executive Compensation Principles

The following principles assist and guide the Committee in fulfilling its responsibilities as set forth in the Compensation Committee Charter and administration of the continuing executive compensation program:

  ●
Compensation should be transparent so that both the Company shareholders and executives understand the executive compensation program.

  ●
Compensation programs should correspond with the Company’s financial interest as well as the interests of shareholders.

  ●
Compensation should be flexible and rational in cyclical or volatile commodity markets.

  ●
Compensation should account for the inherent risks in certain geographical environments.

  ●
Compensation should be responsive to retaining qualified, high caliber executives and management.

Executive Management receives only a base salary and health insurance. The Company does not have annual performance based salary plans, or long term performance based cash incentives, deferred compensation, retirement benefits or disability benefits. The CEO, John Lawrence, and Russell Lawrence, the Vice President of Latin American Operations, are Board members and receive compensation in the form of restricted Company common stock for serving on the Board.

The Committee recommends no change in Executive Management base salaries in 2017, and salaries have remained static from the 2016 levels, except for a decrease in the salary for the CFO. The remainder of executive salaries remain unchanged from 2016.

The Board of Directors rescinded the historical annual permitted grant of 26,000 shares of restricted common stock to the directors as of May 13, 2012. The directors’ new compensation was limited in the future not to exceed a value of $25,000 unless circumstances otherwise permit a different award. The Company does not have percentile projections, incentives or goals of compensation for any executive officers or directors of the Company. The Board of Directors will wait to consider any changes in compensation for the 2018 calendar year.

Market Assessments

The Committee reviews market compensation levels for the Board of Director and Executive compensation. At the present time the continuing development of the Mexican program requires that changes in base salary of the executives and compensation of directors will be carefully determined and on a case by case basis annually.

Personal Benefits for Executives

The Company does not have:

● Change in control agreements

● Supplemental compensation policies

● Employment contracts

● Separation or Severance Agreements

● Any other type of compensation arrangements

The following compensation guidance will continue until changed by the Board of Directors:

In August of 2012 the Board of Directors changed the maximum award of stock to the Directors to be not more than $25,000 per director in value unless circumstances otherwise permitted a different amount. Thus, the stock awards for 2012 and 2013 are authorized for the Directors’ and shall be delivered at subsequent date with a value not to exceed $25,000 as authorized or as circumstances may merit. All stock awards for John Lawrence and Russell Lawrence for 2012 through 2014 were included in this compensation report as part of executive salary to follow industry custom and to make the comparisons with the peer group more consistent, even though the stock was not delivered at that time.

Compensation of Independent Directors

The following table sets forth information concerning the compensation of the Company Directors for the fiscal year ended December 31, 2016. The table lists all compensation received by the independent directors. The stock received by executives who were also directors, John Lawrence and Russell Lawrence, was counted under executive compensation.

Projected Director Compensation for 2017(2)
	Fees Earned or Paid	Stock Awards(2)	All other Compensation	Total ($)
Gary Babbitt (1)	$18,000	$25,000	0	$25,000

Hart Baitis	0	$25,000	0	$25,000

Whitney Ferer	0	$25,000	0	$25,000

Jeffrey Wright	0	$25,000	0	$25,000

Craig W. Thomas	0	$25,000	0	$25,000

1.
Gary Babbitt presently serves as Chairman of the Audit, Compensation, and Governance & Nomination Committees. He also serves on the Corporate Executive Committee and is a board member and Secretary of USAMSA, the Company’s wholly owned Mexican subsidiary. Hart Baitis is a member of the Compensation and Governance & Nomination Committee and Whitney Ferer is a member of the Audit, Compensation, and Governance & Nomination Committees. Jeffrey Wright serves on the Compensation Committee and Audit Committee. Craig Thomas serves on the Audit Committee
2.
The stock awarded to directors in 2015 was in an amount equivalent to $25,000. The 2016 stock has not been awarded at this time to any of the directors. The above chart is a projected stock award for 2016. The stock awarded to directors in 2015 was issued in the first quarter of 2016. The director stock awards are and have been static.

The directors will receive $25,000 or equivalent value in restricted Company common stock for 2016 and succeeding years until changed or circumstances otherwise permit a different award.

Committee Recommendations for the Company Officers in 2017

The Company does not have an executive director compensation program. The Company has a measured compensation approach consistent with its growth. Accordingly, compensation will be reviewed annually.

The Officers’ compensation rates for 2017 are as follows:

John C. Lawrence, CEO - $141,000

John C. Gustavsen, Exec. VP - $105,000

Russell Lawrence, VP Latin Operations - $110,000

Matt Keane, VP Marketing - $60,000

Dan Parks, CFO - $75,000

Alicia Hill – Treasurer, Secretary, and Controller - $50,000

The Committee recommends that the Executive Pay for 2017 for John Lawrence, CEO, John Gustavsen and Russell Lawrence, Executive VPs, remain until the Compensation Committee confers with management in 2018 for any changes or circumstances that may require a change. The Committee recommends that the Chairmanship fees for the Audit, Compensation and Governance/Nomination Committees be accepted as set forth in this report and that Director’s fees shall be $25,000 or the equivalent amount in USAC common stock, restricted under Rule 144, for 2017 or as circumstances otherwise permit.

Compensation Committee Report

We, as members of the Compensation Committee of the Board of Directors, have reviewed the foregoing Compensation Discussion and Analysis. Based upon our independent review and discussions with management, we recommend that the Board of Directors accept this report and that the Compensation Discussion and Analysis of 2017 be included in the 2017 Proxy Statement for filing with the U.S. Securities and Exchange Commission.

THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

Gary D. Babbitt, Chairman
Hartmut W. Baitis
Whitney H. Ferer
Jeffrey D. Wright
  ___________________________

OTHER GOVERNANCE MATTERS
  ___________________________

Code of Business and Ethical Conduct

We have adopted a corporate Code of Business and Ethical Conduct administered by our President/CEO, John C. Lawrence. We believe our Code of Business and Ethical Conduct is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Business and Ethical Conduct provides written standards that are reasonably designed to deter wrongdoing and to promote:

  ●
Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  ●
Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

  ●
Compliance with applicable governmental laws, rules and regulations;

  ●
The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

  ●
Accountability for adherence to the code.

Our Code of Business and Ethical Conduct is available on our web site at www.usantimony.com. A copy of the Code of Business and Ethical Conduct will be provided to any person without charge upon written request to us at our executive offices: United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Business and Ethical Conduct during the year ended December 31, 2016, or during the subsequent period from January 1, 2017 through the date of this proxy statement.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they have filed.

Based solely on our review of the copies of Forms 3, 4 and 5 furnished to us, Mr. Babbitt, Mr. Baitus, Mr. Ferer and Mr. Russell Lawrence did not file timely Forms 3, 4 or Form 5 reports during 2016 and 2015.

___________________________

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
___________________________

Described below are transactions during the last two years to which we are a party and in which any director, executive officer or beneficial owner of five percent (5%) or more of any class of our voting securities or relatives of our directors, executive officers or five percent (5%) beneficial owners has a direct or indirect material interest. See also transactions described in notes 4, 9, 10, 11, 12, 15 and 19 to our Financial Statements as of December 31, 2016.

On March 23, 2015, the Company issued the Board members 183,825 shares of the Company’s common stock for services in 2014 with a value of $125,000.

During 2015, the Company awarded, but did not issue, common stock with a value at December 31, 2015, of $137,500 to its Board of Directors as compensation for their services as directors. In connection with the issuances, the Company recorded $137,500 in director compensation expense.

On March 31 and August 11, 2015, the Company issued Herbert Denton, the Company investor relations consultant, 5,000 and 100,000 shares, respectively, of the Company’s common stock in exchange for services. On September 30, 2105, a note receivable for $30,000 due from Mr. Denton for was cancelled, and $30,000 was deleted from additional paid in capital.

In March of 2016 the Company issued the Board members 550,000 shares of the Company’s common stock at $0.25 per share for services in 2015 with a value of $137,500.

In December of 2016, the Company issued Daniel Parks, the Company’s Chief Financial Officer, 200,000 shares of the Company’s common stock valued at $54,000 to retain his services for a two year period. As part of the agreement, Mr. Parks’ hours worked and normal compensation will be reduced.

During 2016, the Company awarded, but did not issue, common stock with a value at December 31, 2016, of $168,750 to its Board of Directors as compensation for their services as directors. In connection with the issuances, the Company recorded $168,750 in director compensation expense. In March of 2017, at a price of $0.40 per share, the directors were issued 421,875 shares for 2016.

We reimbursed John C. Lawrence, a director and Chief Executive Officer, for operational and maintenance expenses incurred in connection with our use of equipment owned by Mr. Lawrence, including welding trucks, backhoes, and an aircraft. Reimbursements for 2016 and 2015 totaled $16,791 and $32,397, respectively.

  ___________________________

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
  ___________________________

The following table sets forth information regarding beneficial ownership of our common stock as of March 30, 2016, by (i) each person who is known by us to beneficially own more than 5% of our Series B, C, and D preferred stock or common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group. Unless otherwise stated, each person's address is c/o United States Antimony Corporation, P.O. Box 643, 47 Cox Gulch, Thompson Falls, Montana 59873.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (1)	Percent of all Voting Stock
Common Stock	Reed Family Limited Partnership 328 Adams Street Milton, MA 02186	4,018,335	5.95%	5.80%
Common Stock	The Dugan Family c/o A.W. Dugan 1415 Louisana Street, Suite 3100 Houston, TX 77002	6,362,927(3)	9.43%	9.19%
Series B Preferred	Excel Mineral Company P.O. Box 3800 Santa Barbara, CA 93130	750,000(5)	100.00%	N/A
Series C Preferred	Richard A. Woods 59 Penn Circle West Penn Plaza Apts. Pittsburgh, PA 15206	48,305(4)	27.10%	*
Series C Preferred	Dr. Warren A. Evans 69 Ponfret Landing Road Brooklyn, CT 06234	32,203(4)	18.10%	*
Series C Preferred	Edward Robinson 1007 Spruce Street, 1st floor Philadelphia, PA 19107	32,203(4)	18.10%	*
Series C Preferred	All Series C Preferred Shareholders as a Group	177,904(4)	100.00%	*
	John C. Lawrence	4,343,607(2)	68.59%	6.27%
	Russell Lawrence	343,145	5.42%	*
	Hart Baitis	233,680	3.69%	*
	Garry Babbitt	271,486	4.29%	*
Common Stock	Whitney Ferer	162,500	2.57%	*
	Jeffrey Wright	130,320	2.06%	*
	Mathew Keane	10,300	0.16%	*
	Daniel Parks	264,500	4.18%	*
	Craig Thomas	572,711	9.04%	*
Common Stock	All Directors and Executive Officers as a Group	6,332,249	100.00%	9.16%
	John C. Lawrence	1,590,672(4)	90.80%	2.29%
Series D Preferred	Leo Jackson	102,000	5.80%	*
	Garry Babbitt	58,333	3.40%	*
Series D Preferred	All Series D Preferred Shareholders as a Group	1,751,005(4)	100.00%	2.52%
	All Directors and Executive Officers as a Group	6,332,249(2)	78.38%	9.16%
Common Stock and Preferred Stock w/ voting rights		-	-	-
	All preferred Shareholders that are officers or directors	1,751,005(4)	21.62%	2.52%
Common and Preferred Voting Stock	All Directors and Executive Officers as a Group	8,083,254	100.00%	11.69%

(1)
Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 31, 2017, are deemed outstanding for computing the percentage of the person holding options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 67,066,278 shares of common stock, 750,000 shares of Series B Preferred Stock, 177,904 shares of Series C Preferred Stock, and 1,751,005 shares of Series D Preferred Stock outstanding on March 30, 2017. Total voting stock of 68,245,187 shares is a total of all the common stock issued, and all of the Series C and Series D Preferred Stock outstanding at March 31, 2017.

(2)
Includes 4,031,107 shares of common stock and 250,000 stock purchase warrants. Excludes 183,324 shares owned by the estate of Mr. Lawrence's sister, as to which Mr. Lawrence disclaims beneficial ownership.

(3)
Includes shares owned by the estate of Al W. Dugan and shares owned by companies owned and controlled by the estate of Al W. Dugan. Excludes 183,333 shares owned by Lydia Dugan as to which the estate of Mr. Dugan disclaims beneficial ownership.

(4)
The outstanding Series C and Series D preferred shares carry voting rights equal to the same number of shares of common stock.

(5)
The outstanding Series B preferred shares carry voting rights only if the Company is in default in the payment of declared dividends. The Board of Directors has not declared any dividends as due and payable for the Series B preferred stock.

___________________________

PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
___________________________

What am I voting on?

The Board of Directors and the Audit Committee have selected DeCoria, Maichel & Teague P.S. as our independent auditor for the year ending December 31, 2017 and that selection is being submitted to shareholders for ratification. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of DeCoria, Maichel & Teague P.S. to our shareholder for ratification as a matter of good corporate practice. If the selection is not ratified, the Board will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of USAC and our shareholders. DeCoria, Maichel & Teague P.S. served as our independent auditor for the year ended December 31, 2016.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of DeCoria, Maichel & Teague P.S. as our independent auditor for 2017.

Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by DeCoria, Maichel & Teague P.S. for professional services rendered for the fiscal years ended December 31, 2016 and 2015.

	2016	2015
Audit Fees	$134,985	$151,741
Tax Fees	$12,695	$10,115
Other Fees	--	--
Totals	$147,680	$161,856

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

Audit-Related Fees

There were no other fees billed by DeCoria, Maichel & Teague P.S. during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

The Audit Committee of the Board of Directors determined that all of the services performed by DeCoria, Maichel & Teague P.S. in fiscal year 2016 were not incompatible with DeCoria, Maichel & Teague P.S. maintaining its independence.

  ___________________________

SHAREHOLDER PROPOSALS
  ___________________________

Proposals of shareholders intended to be presented at our annual meeting to be held in 2018 must be received by us no later than July 10, 2017 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS

John C. Lawrence
Chairman and President

Thompson Falls, Montana
October 10, 2016

REVOCABLE PROXY
UNITED STATES ANTIMONY CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 9, 2017

The undersigned hereby appoints John C. Lawrence and Gary D. Babbitt, and each of them, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of United States Antimony Corporation (“USAC”) which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at the Rimrock Lodge, 6 Rimrock Lane, Thompson Falls, Montana, on Saturday, December 9, 2017, at 12:00 p.m., local time, and at any and all adjournments thereof, as indicated.

		FOR	VOTEWITHHELD
1.
The election as director of the nominees listed below
(except as marked to the contrary below)

John C. Lawrence
Gary D. Babbitt
Hartmut W. Baitis
Russell C. Lawrence
Whitney H. Ferer
Jeffrey D. Wright
Craig W. Thomas

Note: shareholders have the discretionary authority to cumulate votes unless a different distribution of votes is indicated by marking after the nominee’s name.
		[ ]	[ ]
		FOR	ABSTAIN	AGAINST
2.	The ratification of the selection of DeCoria, Maichel & Teague, P.S. as the independent auditor for the year ending December 31, 2017.	[ ]	[ ]	[ ]

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no specification is made, this proxy will be voted FOR the election of the seven named nominees as directors and FOR Proposal 2, and at the discretion of the proxy on any other matter that may properly come before the meeting

If any other business is presented at the annual meeting, the proxies will vote your shares in accordance with the directors’ recommendations.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.  This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the annual meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of USAC at the annual meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from USAC prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated October 10, 2017.

Dated:                       , 2017

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. OR FAX TO 406-827-3543.